[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

[graphic omitted]

                                        MFS(R) INTERNATIONAL
                                        GROWTH FUND
                                        SEMIANNUAL REPORT o NOVEMBER 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
MFS' Year 2000 Readiness Disclosure ....................................... 28
Trustees and Officers ..................................................... 29


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the six months ended November 30, 1999, Class A shares of the Fund provided a total return of 20.84%, Class B shares 20.45%, Class C shares 20.51%, and Class I shares 21.11%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization- weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component, returned 16.58%. The Fund's returns also compare to a return of 20.27% for the Lipper International Funds Index (the Lipper Index) and 22.69% for the average international fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

Q.  WHAT FACTORS HELPED THE FUND'S PERFORMANCE?

A. The market environment was supportive, as the global economic recovery continued. Instead of merely achieving positive gains within the very largest companies, markets worldwide broadened to include some of the smaller- and mid-capitalization stocks found in our Fund. Dollar-based investors in foreign stocks benefited from the fact that the strengthening of the yen more than offset the continued weakness of the euro. A stronger yen helped magnify the returns of the Fund's Japanese investments when translated back into dollars. Relative to the MSCI EAFE Index, the Fund's performance was helped by an overweighted position in telecommunications stocks and an underweighted position in the financial services sector.

Q.  WHAT MOVES HAVE YOU MADE WITH THE FUND OVER THE PAST SIX MONTHS?

A. Perhaps the most significant change -- both in terms of the make-up of the Fund and contribution to performance -- was our increase in telecommunications investments, which increased from about 14% of portfolio assets six months ago to about 25% at the end of November.

    Wireless communications companies made up the lion's share of this position. Within the industry, subscriber growth was higher than expected. We believe revenues per customer stabilized because of the increased usage of wireless data transmission, halting the decline that had caused some concern. Among our larger investments and better performers were NTT Mobile Communications Network in Japan and Mannesmann in Germany.

Q. AT THE END OF THE PERIOD, TECHNOLOGY WAS THE FUND'S SECOND-LARGEST SECTOR ALLOCATION. WHAT OPPORTUNITIES DID YOU FIND THERE?

A. The Fund's technology weighting increased from about 9% six months ago to about 16% at the end of the period, an overweighted position relative to the MSCI EAFE Index. Most of the new or increased positions were in Japanese large-company stocks, including Hitachi, Fujitsu, and Toshiba. Not only have these firms benefited from strong positions within their particular industries, but also from significant restructuring programs. For some time, well-established Japanese companies were undermanaged, overextended, and involved in too many businesses that didn't produce results. More recently, the companies have started to sell off unprofitable businesses, choosing instead to focus on their strengths. By doing so, we feel the companies should dramatically enhance their growth rates. These stocks have done very well over the past six months because investors have started to recognize and appreciate these efforts.

    The semiconductor industry was another component of the technology sector that fared well, in particular those computer chip firms that satisfy the needs of the expanding telecommunications field. These businesses also benefited from a rebound brought on by the awakening of Asian economies. STMicroelectronics, a French semiconductor company, was one of our additions in this field.

Q.  YOU MENTIONED THAT YOU'VE UNDERWEIGHTED FINANCIAL SERVICES STOCKS. WHY?

A. We're coming off a number of years when financial services stocks -- and European banks in particular -- benefited from falling interest rates and improving asset quality. We believe that the situation has changed and the best is behind us, and that these stocks won't be able to sustain the above-average growth they've offered in recent years. As a result, we've looked for better opportunities elsewhere.

    Nevertheless, financial services stocks still represent about 13% of the portfolio, down from over 20% six months ago and below that of the MSCI EAFE Index weighting. We were able to find particular opportunities in Singapore banks, including Development Bank of Singapore (DBS) and Overseas Union Bank. The worst news regarding growth in Asia appears to be behind us, and these stocks were selling at appealing valuations at a time when they looked ready to benefit from improving asset quality.

Q.  LET'S TAKE A LOOK AT THE GEOGRAPHICAL DISTRIBUTION OF THE FUND'S
    INVESTMENTS.

A. Investors should remember that investments are chosen for the Fund based on individual company prospects. Country or region weightings are strictly a byproduct of our bottom-up, company-by-company research. That said, Japan represented the largest country weighting at about 23%, up from 15% six months ago. This was still underweight relative to the MSCI EAFE Index. We were able to find more opportunities in Japan related to restructuring, as well as growth among companies that do their business domestically. The United Kingdom was second, and France was third, with investments there jumping from 11% six months ago to 15.1% at the end of November. New purchases included health care firms Sanofi-Synthelabo and Rhone-Poulenc.

Q.  WHAT HAS BEEN YOUR APPROACH REGARDING EMERGING MARKETS?

A. The portfolio currently holds about 3% in these stocks, including investments in Greece and Mexico. Our attraction to individual companies in emerging markets also depends on our comfort with the stability of the individual country market. We found no compelling reason to highlight emerging countries over the past six months.

Q.  WHICH STOCKS PROVED TO BE DISAPPOINTMENTS?

A. One area that struggled was the European aerospace and defense industry, including our investments in Saab and British Aerospace. Problems among U.S. companies in this field brought down valuations for the whole group globally, even though there were no internal problems within the companies themselves. We've maintained investments in these stocks because we believe the companies' fundamentals appear strong.

Q.  WHAT IS YOUR OUTLOOK?

A. We are increasingly optimistic about the corporate earnings outlook in both Japan and Europe, where we think the short-term driver of growth will be the continuing global economic recovery. Fiscal and monetary policies in those two regions have been supportive. While interest rates have backed up over the past year, they are still low historically. The outlook for inflation is sanguine, so we're not particularly concerned about interest rates continuing to move higher.

    Looking ahead, we think positive influences may include deregulation and corporate restructuring at the company level. A more shareholder-friendly equity culture is developing both in Europe and Japan. Management incentives have been aligned with shareholder goals, including stock option programs. Corporations have taken other steps, such as share buybacks, to improve shareholder value. These are very new developments within the European and Japanese markets, and are the same types of programs that have helped U.S. corporations beat earnings forecasts over the past decade, regardless of the economic backdrop.

    However, we believe valuations in general have reached the high end of their historical range. That is, even though earnings growth has gone up, equity prices have gone up even more. Nevertheless, we feel that the outlook for both inflation and interest rates is positive. If corporate earnings growth continues to surprise on the upside, there should be plenty of investment opportunities abroad.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT. HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND, AND THE INTERNATIONAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT IN 1999. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                              PRIMARILY IN NON-U.S. STOCKS GROWING AT RATES
                              EXPECTED TO BE WELL ABOVE THE GROWTH RATE OF THE
                              OVERALL U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      OCTOBER 24, 1995

  CLASS INCEPTION:            CLASS A  OCTOBER 24, 1995
                              CLASS B  OCTOBER 24, 1995
                              CLASS C  JULY 1, 1996
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $101.8 MILLION NET ASSETS AS OF NOVEMBER 30, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH NOVEMBER 30, 1999

CLASS A
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +20.84%  +21.57%  +19.92%  +29.16%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --    +21.57%  + 6.24%  + 6.44%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --    +15.80%  + 4.53%  + 5.18%
--------------------------------------------------------------------------------

CLASS B
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +20.45%  +20.86%  +18.02%  +26.28%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --    +20.86%  + 5.68%  + 5.85%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --    +16.86%  + 4.77%  + 5.44%
--------------------------------------------------------------------------------

CLASS C
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +20.51%  +20.76%  +18.10%  +26.60%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --    +20.76%  + 5.70%  + 5.92%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --    +19.76%  + 5.70%  + 5.92%
--------------------------------------------------------------------------------

CLASS I
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +21.11%  +22.08%  +21.55%  +30.90%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --    +22.08%  + 6.72%  + 6.79%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 24, 1995, through November 30, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the Fund's Class B shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

Class I share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

            UTILITIES & COMMUNICATIONS                    25.1%
            TECHNOLOGY                                    15.8%
            FINANCIAL SERVICES                            13.1%
            HEALTH CARE                                    8.3%
            CONSUMER STAPLES                               6.9%

TOP 10 STOCK HOLDINGS

NTT MOBILE COMMUNICATIONS NETWORK,          TOTAL S.A.  2.8%
  INC.  5.0%                                French oil company
Japanese cellular phone company
                                            BRITISH TELECOMMUNICATIONS PLC  2.7%
MANNESMANN AG  4.4%                         British telecommunications company
German industrial and telecommunications
  company                                   SAAB AB  2.6%
                                            Swedish aircraft manufacturer
CABLE & WIRELESS COMMUNICATIONS PLC  3.8%
British cable television and                STMICROELECTRONICS  2.5%
  telecommunications company                French semiconductor company

HITACHI LTD.  3.1%                          HELSINGIN PUHELIN OYJ
Japanese electronics manufacturer             (HELSINKI TELEPHONE)  2.3%
                                            Finnish telecommunications company
ASTRAZENECA PLC  2.8%
British pharmaceuticals manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 1999

Stocks - 102.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 100.8%
  Australia - 1.9%
    QBE Insurance Group Ltd. (Insurance)*                                 496,310           $  1,975,989
--------------------------------------------------------------------------------------------------------
  Canada - 3.1%
    BCE, Inc. (Telecommunications)                                         20,600           $  1,386,215
    Canadian National Railway Co. (Railroads)                              60,000              1,796,250
                                                                                            ------------
                                                                                            $  3,182,465
--------------------------------------------------------------------------------------------------------
  Finland - 3.3%
    Helsingin Puhelin Oyj (Telecommunications)                             36,000           $  2,393,583
    HPY Holding - HTF Holding Oyj Abp (Telecommunications)*                26,250                781,428
    Perlos Oyj Corp. (Electronics)*                                        10,000                176,295
                                                                                            ------------
                                                                                            $  3,351,306
--------------------------------------------------------------------------------------------------------
  France - 17.6%
    Bouygues S.A. (Construction)*                                           3,320           $  1,531,813
    Castorama-Dubois Investissements (Stores)                               6,200              1,611,438
    Pernod Ricard Co. (Beverages)                                          27,000              1,539,509
    Rhone-Poulenc S.A. (Pharmaceuticals)                                   25,000              1,548,878
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                  40,100              1,652,227
    STMicroelectronics Co. (Electronics)*                                  19,175              2,607,782
    Television Francaise (Entertainment)                                    3,250              1,178,659
    Total S.A., "B" (Oils)                                                 22,000              2,927,707
    Union des Assurances Federales S.A. (Insurance)                         9,700              1,172,614
    Vivendi (Business Services)                                            13,600              1,089,201
    Wavecom S.A., ADR (Electronics)*                                       26,900              1,149,975
                                                                                            ------------
                                                                                            $ 18,009,803
--------------------------------------------------------------------------------------------------------
  Germany - 6.2%
    Henkel KGaA, Preferred (Chemicals)                                     16,200           $  1,019,993
    Mannesmann AG (Conglomerate)                                           22,000              4,574,403
    Wella AG, Preferred (Consumer Goods and Services)                      30,522                737,949
                                                                                            ------------
                                                                                            $  6,332,345
--------------------------------------------------------------------------------------------------------
  Greece - 1.9%
    Antenna TV S.A., ADR (Broadcasting)*                                   56,000           $    735,000
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                 53,800              1,153,777
                                                                                            ------------
                                                                                            $  1,888,777
--------------------------------------------------------------------------------------------------------
  Ireland - 1.6%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*                   694,011           $  1,626,601
--------------------------------------------------------------------------------------------------------
  Italy - 2.5%
    Telecom Italia Mobile S.p.A. (Telecommunications)                     210,280           $  1,652,322
    Telecom Italia Mobile S.p.A., Saving Shares (Telecommunications)*     215,800                845,674
                                                                                            ------------
                                                                                            $  2,497,996
--------------------------------------------------------------------------------------------------------
  Japan - 23.7%
    Canon, Inc. (Special Products and Services)                            70,000           $  2,063,882
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                      188,000              2,052,757
    Chukyo Coca-Cola Bottling Co. Ltd. (Food and Beverage Products)        46,000                485,543
    Coca-Cola West Japan Co. Ltd. (Food and Beverage Products)              4,200                169,238
    Don Quijote Co., Ltd. (Retail)                                          2,200                542,703
    Fast Retailing Co. (Retail)                                             3,400              1,269,779
    Fuji Heavy Industries Ltd. (Automotive)                               162,000              1,211,617
    Fujitsu Ltd. (Computer Hardware - Systems)                             19,000                675,970
    Hitachi Ltd. (Electronics)                                            232,000              3,214,939
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and Beverage Products)        63,000              1,181,366
    Mitsubishi Motor Co. (Automotive)                                     195,000                908,403
    Nippon Telephone & Telegraph Co. (Utilities - Telephone)                  120              2,158,231
    NTT Mobile Communications Network, Inc. (Telecommunications)              150              5,277,641
    Olympus Optical Co. (Conglomerate)                                      1,000                 10,909
    Sony Corp. (Electronics)                                                6,900              1,281,671
    Takeda Chemical Industries Co. (Pharmaceuticals)                        8,000                473,317
    Toshiba Corp. (Electronics)                                           156,000              1,151,410
                                                                                            ------------
                                                                                            $ 24,129,376
--------------------------------------------------------------------------------------------------------
  Mexico - 0.8%
    Coca-Cola Femsa S.A., ADR (Beverages)                                  26,900           $    413,588
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and Paper
      Products)                                                           109,000                409,213
                                                                                            ------------
                                                                                            $    822,801
--------------------------------------------------------------------------------------------------------
  Netherlands - 5.8%
    Akzo Nobel N.V. (Chemicals)                                            41,900           $  1,793,928
    Fox Kids Europe N.V. (Telecommunications)*                              6,200                 84,632
    ING Groep N.V. (Financial Services)*                                   38,032              2,139,806
    Libertel N.V. (Cellular Telephones)*                                   32,000                652,795
    Wolters Kluwer N.V. (Publishing)*                                      39,900              1,203,849
                                                                                            ------------
                                                                                            $  5,875,010
--------------------------------------------------------------------------------------------------------
  Norway - 2.5%
    Sparebanken NOR (Banks and Credit Cos.)                                64,000           $  1,485,398
    Storebrand ASA (Insurance)                                            155,000              1,086,930
                                                                                            ------------
                                                                                            $  2,572,328
--------------------------------------------------------------------------------------------------------
  Portugal - 2.8%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                 91,900           $  1,971,956
    PT Multimedia SGPS S.A. (Conglomerate)*                                 1,780                 70,149
    Telecel - Comunicacoes Pessoais, S.A. (Telecommunications)*            62,000                820,709
                                                                                            ------------
                                                                                            $  2,862,814
--------------------------------------------------------------------------------------------------------
  Singapore - 2.7%
    Chartered Semiconductor Manufacturing Co., ADR (Electronics)*           7,900           $    420,675
    DBS Group Holdings Ltd. (Financial Services)*                          80,172              1,040,327
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                      270,626              1,256,478
                                                                                            ------------
                                                                                            $  2,717,480
--------------------------------------------------------------------------------------------------------
  Spain - 1.4%
    Repsol S.A. (Oils)                                                     62,000           $  1,355,356
    Terra Networks, S.A. (Internet)*                                        1,440                 49,627
                                                                                            ------------
                                                                                            $  1,404,983
--------------------------------------------------------------------------------------------------------
  Sweden - 2.7%
    Saab AB, "B" (Aerospace)                                              356,600           $  2,767,917
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.3%
    Nestle S.A. (Food and Beverage Products)                                  720           $  1,296,489
--------------------------------------------------------------------------------------------------------
  United Kingdom - 19.0%
    AstraZeneca PLC (Medical and Health Products)                          65,866           $  2,943,559
    BP Amoco PLC (Oils)*                                                  199,000              2,032,215
    British Aerospace PLC (Aerospace)*                                    234,538              1,353,690
    British Telecommunications PLC (Telecommunications)*                  142,857              2,865,362
    Cable & Wireless Communications PLC (Telecommunications)*             351,100              3,946,548
    Cable & Wireless Communications PLC, ADR (Telecommunications)*         75,900                963,884
    Capital Radio PLC (Broadcasting)                                       27,700                602,851
    NDS Group PLC (Internet)                                                2,070                 62,876
    Next PLC (Stores)                                                     148,700              1,187,808
    TeleWest Communications PLC (Entertainment)*                          266,181              1,255,160
    Thus PLC (Internet)*                                                   34,960                218,502
    Tomkins PLC (Conglomerate)                                            228,000                790,663
    United News & Media PLC (Broadcasting)                                 83,000              1,053,388
                                                                                            ------------
                                                                                            $ 19,276,506
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $102,590,986
--------------------------------------------------------------------------------------------------------
  U.S. Stocks - 1.9%
    Computer Software - Systems Open TV Corp.*                                140           $     10,815
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.2%
    Galileo International, Inc.                                            39,700           $  1,270,400
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Global TeleSystems Group, Inc.*                                         3,000           $     95,813
    Partner Communications Co. Ltd.*                                       35,225                660,469
                                                                                            ------------
                                                                                            $    756,282
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $  2,037,497
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $87,045,766)                                            $104,628,483
Other Assets, Less Liabilities - (2.7)%                                                       (2,783,221)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $101,845,262
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $87,045,766)             $104,628,483
  Investments of cash collateral for securities loaned, at
    value (identified cost, $9,044,363)                               9,044,363
  Foreign currency, at value (identified cost, $867,632)                862,372
  Receivable for Fund shares sold                                       128,736
  Receivable for investments sold                                       492,979
  Interest and dividends receivable                                     187,649
  Deferred organization expenses                                          4,683
  Other assets                                                              811
                                                                   ------------
      Total assets                                                 $115,350,076
                                                                   ------------
Liabilities:
  Collateral for securities loaned, at value                       $  9,044,363
  Payable for Fund shares reacquired                                  1,598,310
  Payable for investments purchased                                   1,286,026
  Payable to custodian                                                1,474,729
  Payable to affiliates -
    Management fee                                                        8,461
    Shareholder servicing agent fee                                         868
    Distribution and service fee                                          6,725
  Accrued expenses and other liabilities                                 85,332
                                                                   ------------
      Total liabilities                                            $ 13,504,814
                                                                   ------------
Net assets                                                         $101,845,262
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 83,793,093
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     17,571,640
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                       971,794
  Accumulated net investment loss                                      (491,265)
                                                                   ------------
      Total                                                        $101,845,262
                                                                   ============
Shares of beneficial interest outstanding                            5,599,813
                                                                     =========

Class A shares:
  Net asset value per share
    (net assets of $49,013,639 / 2,676,506 shares of
    beneficial interest outstanding)                                  $18.31
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $19.22
                                                                      ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $48,652,124 / 2,691,242 shares of
    beneficial interest outstanding)                                  $18.08
                                                                      ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $3,894,176 / 216,617 shares of
    beneficial interest outstanding)                                  $17.98
                                                                      ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $285,323 / 15,448 shares of beneficial
    interest outstanding)                                             $18.47
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $    659,019
    Interest                                                            105,006
    Foreign taxes withheld                                              (86,608)
                                                                   ------------
      Total investment income                                      $    677,417
                                                                   ------------
  Expenses -
    Management fee                                                 $    469,219
    Trustees' compensation                                               10,605
    Shareholder servicing agent fee                                      48,125
    Distribution and service fee (Class A)                              119,362
    Distribution and service fee (Class B)                              221,811
    Distribution and service fee (Class C)                               19,874
    Administrative fee                                                    6,358
    Custodian fee                                                        76,855
    Printing                                                             27,848
    Postage                                                              11,493
    Auditing fees                                                        29,353
    Legal fees                                                              582
    Amortization of organization expenses                                 2,605
    Miscellaneous                                                       117,300
                                                                   ------------
      Total expenses                                               $  1,161,390
    Fees paid indirectly                                                 (4,064)
                                                                   ------------
      Net expenses                                                 $  1,157,326
                                                                   ------------
        Net investment loss                                        $   (479,909)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  8,528,085
    Foreign currency transactions                                        97,515
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  8,625,600
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 11,193,547
    Translation of assets and liabilities in foreign currencies         (95,746)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 11,097,801
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 19,723,401
                                                                   ------------
          Increase in net assets from operations                   $ 19,243,492
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                           NOVEMBER 30, 1999                MAY 31, 1999
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $   (479,909)               $   (177,674)
  Net realized gain (loss) on investments and foreign
    currency transactions                                         8,625,600                  (7,452,326)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         11,097,801                  (4,950,889)
                                                               ------------                ------------
      Increase (decrease) in net assets from operations        $ 19,243,492                $(12,580,889)
                                                               ------------                ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $       --                  $ (1,316,893)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                    --                    (1,304,683)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                    --                      (102,675)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    --                        (3,104)
                                                               ------------                ------------
      Total distributions declared to shareholders             $       --                  $ (2,727,355)
                                                               ------------                ------------
Net decrease in net assets from Fund share transactions        $ (6,771,448)               $(11,566,970)
                                                               ------------                ------------
      Total increase (decrease) in net assets                  $ 12,472,044                $(26,875,214)
Net assets:
  At beginning of period                                         89,373,218                 116,248,432
                                                               ------------                ------------
  At end of period (including accumulated net investment
    loss of $491,265 and $11,356, respectively)                $101,845,262                $ 89,373,218
                                                               ============                ============

See notes to financial statements


Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED         ----------------------------------------         PERIOD ENDED
                                     NOVEMBER 30, 1999             1999            1998            1997        MAY 31, 1996*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $15.16           $17.78          $16.90          $16.71               $15.00
                                                ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment income (loss)                  $(0.06)          $ 0.01          $(0.01)         $ 0.02               $ 0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency           3.21            (2.20)           1.18            0.32                 1.69
                                                ------           ------          ------          ------               ------
      Total from investment operations          $ 3.15           $(2.19)         $ 1.17          $ 0.34               $ 1.72
                                                ------           ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                    $ --             $ --            $(0.22)         $  --                $(0.01)
  From net realized gain on investments
    and foreign currency transactions             --              (0.43)          (0.07)          (0.15)                --
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --             $(0.43)         $(0.29)         $(0.15)              $(0.01)
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $18.31           $15.16          $17.78          $16.90               $16.71
                                                ======           ======          ======          ======               ======
Total return(+)                                  20.84%++        (12.30)%          7.08%           2.13%               11.43%++
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                    2.15%+           2.01%           2.01%           1.99%                2.24%+
    Net investment income (loss)                 (0.73)%+          0.09%          (0.08)%          0.13%                0.24%+
Portfolio turnover                                  49%             100%            225%             53%                  11%
Net assets at end of period (000 omitted)      $49,014          $43,678         $53,659         $56,810              $41,483

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED MAY 31,
                                      SIX MONTHS ENDED         ----------------------------------------         PERIOD ENDED
                                     NOVEMBER 30, 1999             1999            1998            1997        MAY 31, 1996*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $15.01           $17.71          $16.82          $16.66               $15.00
                                                ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment loss                           $(0.10)          $(0.07)         $(0.10)         $(0.07)              $(0.03)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           3.17            (2.20)           1.19            0.31                 1.69
                                                ------           ------          ------          ------               ------
      Total from investment operations          $ 3.07           $(2.27)         $ 1.09          $ 0.24               $ 1.66
                                                ------           ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                    $ --             $ --            $(0.13)         $ --                 $ --
  From net realized gain on investments
    and foreign currency transactions           $ --              (0.43)          (0.07)          (0.08)                --
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --             $(0.43)         $(0.20)         $(0.08)                --
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $18.08           $15.01          $17.71          $16.82               $16.66
                                                ======           ======          ======          ======               ======
Total return                                     20.45%++        (12.80)%          6.59%           1.56%               11.07%++
Ratios (to average net assets)/
  Supplemental data:
    Expenses##                                    2.65%+           2.51%           2.51%           2.53%                2.85%+
    Net investment loss                          (1.26)%+         (0.42)%         (0.57)%         (0.42)%              (0.31)%+
Portfolio turnover                                  49%             100%            225%             53%                  11%
Net assets at end of period (000 omitted)      $48,652          $41,959         $59,055         $62,958              $43,264

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                                 SIX MONTHS ENDED  ------------------------------------         PERIOD ENDED
                                                NOVEMBER 30, 1999                1999              1998        MAY 31, 1997*
                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                          CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $14.93              $17.62            $16.76               $16.83
                                                           ------              ------            ------               ------
Income from investment operations# -
  Net investment loss                                      $(0.09)             $(0.07)           $(0.10)              $(0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         3.14               (2.19)             1.19                 0.15
                                                           ------              ------            ------               ------
      Total from investment operations                     $ 3.05              $(2.26)           $ 1.09               $ 0.11
                                                           ------              ------            ------               ------
Less distributions declared to shareholders -
  From net investment income                               $ --                $  --              $(0.16)             $  --
  From net realized gain on investments and foreign
    currency transactions                                    --                 (0.43)            (0.07)               (0.18)
                                                           ------              ------            ------               ------
      Total distributions declared to shareholders         $ --                $(0.43)           $(0.23)              $(0.18)
                                                           ------              ------            ------               ------
Net asset value - end of period                            $17.98              $14.93            $17.62               $16.76
                                                           ======              ======            ======               ======
Total return                                                20.51%++           (12.87)%            6.62%                0.79%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                               2.65%+              2.51%             2.52%                2.50%+
    Net investment loss                                     (1.13)%+            (0.43)%           (0.56)%              (0.27)%+
Portfolio turnover                                             49%                100%              225%                  53%
Net assets at end of period (000 omitted)                  $3,894              $3,608            $3,380               $2,397

  * For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
                                                 SIX MONTHS ENDED  ------------------------------------         PERIOD ENDED
                                                NOVEMBER 30, 1999                1999              1998        MAY 31, 1997*
                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $15.26              $17.81            $16.94               $15.90
                                                           ------              ------            ------               ------
Income from investment operations# -
  Net investment income (loss)                             $(0.03)             $ 0.10            $ 0.10               $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         3.24               (2.22)             1.15                 0.93
                                                           ------              ------            ------               ------
      Total from investment operations                     $ 3.21              $(2.12)           $ 1.25               $ 1.04
                                                           ------              ------            ------               ------
Less distributions declared to shareholders -
  From net investment income                               $ --                $ --              $(0.31)              $ --
  From net realized gain on investments and foreign
    currency transactions                                    --                 (0.43)            (0.07)                --
                                                           ------              ------            ------               ------
      Total distributions declared to shareholders         $ --                $(0.43)           $(0.38)              $ --
                                                           ------              ------            ------               ------
Net asset value - end of period                            $18.47              $15.26            $17.81               $16.94
                                                           ======              ======            ======               ======
Total return                                                21.11%++           (11.94)%            7.65%                6.54%++
Ratios (to average net assets)/Supplemental data:
    Expenses##                                               1.69%+              1.51%             1.52%                1.52%+
    Net investment income (loss)                            (0.39)%+             0.65%             0.59%                1.40%+
Portfolio turnover                                             49%                100%              225%                  53%
Net assets at end of period (000 omitted)                    $285                $128              $155                  $84

  * For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 1999, the value of securities loaned was $8,184,474. These loans were collateralized by cash of $9,044,363, which was invested in the following obligation:

                                                                     AMORTIZED
                                                                      COST AND
                                                          SHARES         VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio           9,044,363    $9,044,363
                                                       ---------    ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.975% of the Fund's average daily net assets up to $500 million, after which the rate is reduced to 0.90%.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $2,837 for the six months ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,856 for the six months ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,850 for the six months ended November 30, 1999. Fees incurred under the distribution plan during the six months ended November 30, 1999, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $133 and $2 for Class B and Class C shares, respectively, for the six months ended November 30, 1999. Fees incurred under the distribution plan during the six months ended November 30, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 1999, were $842, $77,634, and $668 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $45,783,718 and $47,627,237, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $87,045,766
                                                                  -----------
Gross unrealized appreciation                                     $20,895,740
Gross unrealized depreciation                                      (3,313,023)
                                                                  -----------
    Net unrealized appreciation                                   $17,582,717
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                SIX MONTHS ENDED NOVEMBER 30, 1999               YEAR ENDED MAY 31, 1999
                                ----------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          8,994,068       $ 144,082,965        19,265,541       $ 313,672,087
Shares issued to shareholders
  in reinvestment of distributions      --                 --                 80,466           1,204,607
Shares reacquired                   (9,197,934)       (148,581,346)      (19,483,471)       (318,825,781)
                                    ----------      --------------      ------------       -------------
    Net decrease                      (203,866)      $  (4,498,381)         (137,464)      $  (3,949,087)
                                    ==========      ==============      ============       =============
Class B Shares
                                SIX MONTHS ENDED NOVEMBER 30, 1999               YEAR ENDED MAY 31, 1999
                                ----------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          1,237,201       $  19,674,804         1,382,116       $  22,299,934
Shares issued to shareholders
  in Reinvestment of distributions      --                 --                 76,087           1,131,101
Shares reacquired                   (1,340,771)        (21,473,382)       (1,998,294)        (31,687,051)
                                    ----------      --------------      ------------       -------------
    Net decrease                      (103,570)      $  (1,798,578)         (540,091)      $  (8,256,016)
                                    ==========      ==============      ============       =============
Class C Shares
                                SIX MONTHS ENDED NOVEMBER 30, 1999               YEAR ENDED MAY 31, 1999
                                ----------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          2,207,192       $  34,964,898         3,492,233       $  56,401,138
Shares issued to shareholders
  in reinvestment of distributions          22                 343             6,506              96,225
Shares reacquired                   (2,232,292)        (35,557,128)       (3,448,938)        (55,848,685)
                                    ----------      --------------      ------------       -------------
    Net increase (decrease)            (25,078)      $    (591,887)           49,801       $     648,678
                                    ==========      ==============      ============       =============
Class I Shares
                                SIX MONTHS ENDED NOVEMBER 30, 1999               YEAR ENDED MAY 31, 1999
                                ----------------------------------       -------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              7,202       $     119,741             2,259           $  34,678
Shares issued to shareholders
  in reinvestment of distributions        --                 --                  206               3,103
Shares reacquired                         (144)             (2,343)           (2,759)            (48,326)
                                    ----------      --------------      ------------       -------------
    Net increase (decrease)              7,058       $     117,398              (294)         $  (10,545)
                                    ==========      ==============      ============       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended November 30, 1999, was $346. The Fund had no significant borrowings during the period.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) INTERNATIONAL GROWTH FUND

TRUSTEES                                                  SECRETARY
Richard B. Bailey - Private Investor;                     Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management(R)                              ASSISTANT SECRETARY
                                                          James R. Bordewick, Jr.*
J. Atwood Ives+ - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services        CUSTODIAN
company)                                                  State Street Bank and Trust Company

Lawrence T. Perera+ - Partner, Hemenway                   INVESTOR INFORMATION
& Barnes (attorneys)                                      For information on MFS mutual funds, call your
                                                          financial consultant or, for an information kit,
William J. Poorvu+ - Adjunct Professor, Harvard           call toll free: 1-800-637-2929 any business day
University Graduate School of Business                    from 9 a.m. to 5 p.m. Eastern time (or leave a
Administration                                            message anytime).

Charles W. Schmidt+ - Private Investor                    INVESTOR SERVICE MFS Service Center, Inc.
                                                          P.O. Box 2281
Arnold D. Scott* - Senior Executive                       Boston, MA 02107-9906
Vice President, Director, and Secretary,
MFS Investment Management                                 For general information, call toll free:
                                                          1-800-225-2606 any business day from
Jeffrey L. Shames* - Chairman and Chief                   8 a.m. to 8 p.m. Eastern time.
Executive Officer, MFS Investment Management
                                                          For service to speech- or hearing-impaired, call
Elaine R. Smith+ - Independent Consultant                 toll free: 1-800-637-6576 any business day from 9
                                                          a.m. to 5 p.m. Eastern time. (To use this service,
David B. Stone+ - Chairman,                               your phone must be equipped with a Telecommunications
North American Management Corp.                           Device for the Deaf.)
(investment advisers)
                                                          For share prices, account balances, exchanges, or
INVESTMENT ADVISER                                        stock and bond outlooks, call toll free:
Massachusetts Financial Services Company                  1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                       touch-tone telephone.
Boston, MA 02116-3741
                                                          WORLD WIDE WEB
DISTRIBUTOR                                               www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
David R. Mannheim*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) INTERNATIONAL GROWTH FUND                                    ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                MIF-3 01/00 24M 86/286/386/886